UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2021

Date of reporting period:	December 1, 2020 — May 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam High Yield Fund

Semiannual report
5 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield
Fund

Semiannual report
5 | 31 | 21

Message from the Trustees

July 9, 2021

Dear Fellow Shareholder:

This summer, the economy is in a much different condition than a year ago, or even six months ago. Most states have lifted the Covid-19 pandemic-related restrictions, and U.S. gross domestic product has returned nearly to pre-2020 levels. However, the global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. Many changes hastened by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights and potential risks.

Thank you for investing with Putnam.

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversifiedp ortfolio.

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Sources: S&P, JPMorgan, as of 12/31/20. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/21. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

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Paul, how would you describe the high-yield bond market during the period?

High-yield bonds gained 4.94% for the six months ended May 31, 2021, as measured by the JPMorgan Developed High Yield Index. Driven by investor demand for higher-yielding securities, the asset class outpaced investment-grade [IG] corporate bonds and the broad IG fixed-income market.

The market began the period strongly, as news of multiple Covid-19 vaccines fueled hopes of returning to more normalcy in the economy, markets, and society in 2021. Early in the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery. A $1.9 trillion aid package signed into law by President Biden in early March provided a further boost to market sentiment. Reflecting the country’s emergence from the Covid-induced recession, the Commerce Department announced in April that U.S. gross domestic product [GDP] grew at a 6.4% seasonally adjusted annual rate in the first quarter of 2021. Forecasts for second-quarter GDP growth are even stronger. Meanwhile, corporate earnings growth for

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Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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2021’s first quarter topped consensus forecasts by a sizable margin.

Rising prices for stocks and commodities helped lift the overall market mood. However, concerns about the potential inflationary impact of additional stimulus on top of an already-recovering economy led to an exodus from government bonds. This drove longer-term interest rates higher until the end of March and placed a degree of pressure on longer-dated IG credit.

Within the fund’s benchmark, every cohort except one — cable & satellite TV — posted a gain. Energy [+14%] was the best-performing group by far, powered by a nearly 50% advance in the price of U.S. crude oil. Other outperformers included transportation [+10%], gaming, lodging & leisure [+7%], and metals & mining [+6%]. In addition to cable & satellite TV [-0.5%], utilities [0%] and telecommunications [+1%] notably lagged the benchmark. From a credit-rating perspective, lower-quality debt registered the strongest gains, signaling a comfort level with risk as investors sought higher yields.

The fund trailed its benchmark and the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Lower-than-benchmark exposure to gaming, lodging & leisure, along with security selection in energy and services, hampered relative performance this period. On the plus side, bond picks in broadcasting, telecom, and health care aided performance versus the benchmark.

In terms of individual holdings, a position in movie-theater chain AMC Entertainment Holdings that was about equal with the benchmark, on average, worked against relative performance. Additionally, not owning rental car company The Hertz Corporation and oilfield services provider Weatherford International were further relative detractors. [Both are included in the fund’s benchmark.] Bonds issued by Hertz rallied on news that the bankruptcy court confirmed the company’s reorganization plan, paving the way for it to emerge from bankruptcy. The recovery in the energy sector buoyed Weatherford’s bonds.

Turning to contributors, overweight allocations in Oasis Petroleum and SM Energy added the most value versus the benchmark. Both companies engage in oil and gas exploration and production, and benefited from higher energy prices. An out-of-benchmark investment in telecom provider Frontier Communications was another top contributor this period.

What is your outlook for the coming months?

We have a positive outlook for high-yield market fundamentals and the overall supply-and-demand backdrop. Our view on valuation is more neutral, given the relative tightness of yield spreads in the market as of period-end. Our optimism is grounded in the rapidly growing percentage of Americans receiving Covid-19 vaccines, along with continued government stimulus. That said, we continue to closely monitor issuers’ balance sheets and liquidity metrics, with an eye toward default risk or a credit-rating downgrade.

Expectations for defaults have meaningfully improved this year, given the liquidity in the market. In our view, many troubled issuers have been given the lifeline they need to continue operating. The U.S. high-yield default rate ended the period at 3.07%, in line with the long-term average of 3% to 3.5%, and down from nearly 7% six months ago.

As for supply/demand dynamics, new issuance of high-yield debt totaled $257.2 billion on a year-to-date basis through May 2021, a 64% increase over the same period last year. Roughly

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two thirds of this year’s new issuance was used to refinance existing debt. On the demand side, high-yield funds [mutual funds and exchange-traded funds] experienced outflows of $11.9 billion for the year-to-date period compared with inflows of $22.1 billion during the same period in 2020. Despite fund outflows, demand from institutional investors for newly issued bonds supported our positive view of market technicals.

From a valuation standpoint, the average spread of the fund’s benchmark tightened to four percentage points over U.S. Treasuries as of period-end, below the long-term average of six percentage points. The benchmark’s yield was at 4.57% as of May 31, a record low. Optimism over continued government stimulus and vaccine distribution drove bond prices higher and yields lower. Despite tighter spreads and lower yields, we think the market’s income potential remains attractive in the face of much lower global yields.

How was the fund positioned as of May 31?

Relative to the benchmark, the portfolio had overweight exposure to the higher-quality segment of the market and an underweight allocation in lower-quality bonds. From an industry perspective, we favored broadcasting, diversified media, and housing/building products.

Thanks for your time and for bringing us up to date, Paul.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M shares (excluding those purchased from Japanese distributors) converted automatically to class A shares on November 25, 2019, and, beginning November 25, 2019, Class M shares are available for purchase only by individuals purchasing from Japanese distributors. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (3/25/86)
Before sales charge	7.16%	69.40%	5.41%	35.76%	6.30%	19.47%	6.11%	13.66%	3.90%
After sales charge	7.04	62.63	4.98	30.33	5.44	14.69	4.68	9.11	–0.26
Class B (5/16/94)
Before CDSC	6.94	59.53	4.78	30.64	5.49	16.59	5.25	12.64	3.26
After CDSC	6.94	59.53	4.78	28.64	5.17	13.59	4.34	7.64	–1.74
Class C (3/30/07)
Before CDSC	6.98	59.61	4.79	30.70	5.50	16.72	5.29	12.75	3.30
After CDSC	6.98	59.61	4.79	30.70	5.50	16.72	5.29	11.75	2.30
Class M (12/1/94)
Before sales charge	6.87	65.06	5.14	34.04	6.03	18.41	5.80	13.31	3.64
After sales charge	6.77	59.69	4.79	29.68	5.34	14.56	4.64	9.63	0.27
Class R (3/30/07)
Net asset value	6.89	65.07	5.14	34.05	6.04	18.40	5.79	13.31	3.64
Class R6 (5/22/18)
Net asset value	7.35	73.32	5.65	37.32	6.55	20.57	6.43	13.88	3.88
Class Y (12/31/98)
Net asset value	7.36	73.51	5.67	37.46	6.57	20.21	6.33	13.81	3.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter.

Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge

10 High Yield Fund

(or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Fund price and distribution information For the six-month period ended 5/31/21

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.126		$0.104	$0.105	$0.120		$0.120	$0.138	$0.132
Capital gains	—		—	—	—		—	—	—
Total	$0.126		$0.104	$0.105	$0.120		$0.120	$0.138	$0.132
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
11/30/20	$5.85	$6.09	$5.68	$5.65	$5.82	$6.02	$5.82	$6.19	$6.21
5/31/21	5.95	6.20	5.76	5.73	5.91	6.11	5.91	6.29	6.31
	Before	After	Net	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value	value
Current dividend
rate[1]	4.24%	4.06%	3.54%	3.77%	4.06%	3.93%	4.06%	4.39%	4.18%
Current 30-day
SEC yield[2]	N/A	2.99	2.38	2.37	N/A	2.78	2.87	3.45	3.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Comparative index returns For periods ended 5/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
JPMorgan Developed
High Yield Index	—*	89.66%	6.61%	43.32%	7.46%	21.69%	6.76%	16.30%	4.94%
Lipper High Yield
Funds category	7.18	68.56	5.34	36.44	6.39	19.69	6.16	14.85	4.39
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/21, there were 520, 510, 469, 400, 282, and 14 funds, respectively, in this Lipper category.

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Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (3/25/86)
Before sales charge	7.18%	73.55%	5.67%	36.48%	6.42%	20.61%	6.45%	14.32%	3.53%
After sales charge	7.05	66.61	5.24	31.02	5.55	15.78	5.01	9.74	–0.62
Class B (5/16/94)
Before CDSC	6.96	63.32	5.03	31.60	5.65	17.95	5.66	13.51	3.24
After CDSC	6.96	63.32	5.03	29.60	5.32	14.95	4.75	8.51	–1.76
Class C (3/30/07)
Before CDSC	7.00	63.37	5.03	31.44	5.62	17.88	5.64	13.43	3.10
After CDSC	7.00	63.37	5.03	31.44	5.62	17.88	5.64	12.43	2.10
Class M (12/1/94)
Before sales charge	6.90	69.11	5.39	34.75	6.15	19.75	6.19	14.16	3.44
After sales charge	6.80	63.62	5.05	30.37	5.45	15.86	5.03	10.45	0.08
Class R (3/30/07)
Net asset value	6.92	69.41	5.41	34.76	6.15	19.74	6.19	14.16	3.44
Class R6 (5/22/18)
Net asset value	7.38	77.40	5.90	38.00	6.65	21.85	6.81	14.68	3.69
Class Y (12/31/98)
Net asset value	7.38	77.56	5.91	38.12	6.67	21.47	6.70	14.61	3.58

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/20	1.04%	1.79%	1.79%	1.29%	1.29%	0.67%	0.79%
Annualized expense ratio for the
six-month period ended 5/31/21	1.02%	1.77%	1.77%	1.27%	1.27%	0.66%	0.77%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/20 to 5/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.19	$8.97	$8.97	$6.45	$6.45	$3.35	$3.91
Ending value (after expenses)	$1,039.00	$1,032.60	$1,033.00	$1,036.40	$1,036.40	$1,038.80	$1,037.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/21, use the following calculation method. To find the value of your investment on 12/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 High Yield Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Class M shares (excluding those purchased from Japanese distributors) converted automatically to class A shares on November 25, 2019, and, beginning on November 25, 2019, Class M shares are available for purchase only by individuals purchasing from Japanese distributors.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is

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an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 High Yield Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2021, Putnam employees had approximately $579,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

High Yield Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 High Yield Fund

The fund’s portfolio 5/31/21 (Unaudited)

CORPORATE BONDS AND NOTES (85.6%)*		Principal amount	Value
Advertising and marketing services (0.8%)
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27		$1,500,000	$1,514,550
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28		1,720,000	1,762,054
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29		1,305,000	1,302,168
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 9.25%, 2/15/24		695,000	729,403
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27		4,540,000	4,857,800
			10,165,975
Automotive (1.3%)
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29		2,210,000	2,417,188
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 2.90%, 2/16/28		1,510,000	1,473,494
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30		4,075,000	4,156,256
General Motors Financial Co., Inc. jr. unsec. sub. FRN 5.75%, perpetual maturity		570,000	619,875
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25		772,000	799,020
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		2,260,000	2,330,625
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28		3,420,000	3,736,350
Volkswagen International Finance NV company guaranty jr. unsec. sub. FRN 4.625%, perpetual maturity (Germany)	EUR	300,000	421,431
			15,954,239
Basic materials (7.7%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23		$2,482,000	2,723,995
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)		3,165,000	4,336,050
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29		2,335,000	2,253,275
Axalta Coating Systems, LLC/Axalta Coating Systems Dutch Holding B BV 144A company guaranty sr. unsec. notes 4.75%, 6/15/27		1,325,000	1,387,938
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26		1,312,000	1,369,400
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29		880,000	867,900
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29		2,245,000	2,430,213
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		1,700,000	1,797,750
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		2,680,000	2,636,450
Cemex SAB de CV 144A company guaranty sr. notes 5.45%, 11/19/29 (Mexico)		1,605,000	1,762,290
CF Industries, Inc. company guaranty sr. unsec. bonds 5.15%, 3/15/34		450,000	530,865
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		3,010,000	3,401,300

High Yield Fund 19

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Basic materials cont.
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	$2,285,000	$2,245,013
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	2,270,000	2,434,575
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	925,000	949,281
Constellium NV 144A company guaranty sr. unsec. notes 5.75%, 5/15/24 (France)	1,104,000	1,115,040
Constellium SE 144A company guaranty sr. unsec. notes 3.75%, 4/15/29 (France)	1,030,000	997,813
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)	1,150,000	1,219,000
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	945,000	977,272
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	1,935,000	2,007,969
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	2,845,000	2,983,694
FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr. unsec. bonds 4.375%, 4/1/31 (Australia)	2,250,000	2,350,800
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	1,135,000	1,245,663
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	2,562,000	2,704,178
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	1,431,000	1,727,933
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	1,874,000	1,923,193
GrafTech Finance, Inc. 144A company guaranty sr. notes 4.625%, 12/15/28	580,000	593,514
Graphic Packaging International, LLC 144A sr. unsec. notes 3.50%, 3/15/28	1,075,000	1,066,938
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	2,020,000	2,025,494
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	915,000	905,850
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	555,000	577,200
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	1,790,000	1,767,625
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	1,265,000	1,306,113
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	1,800,000	1,858,500
James Hardie International Finance DAC 144A sr. unsec. bonds 5.00%, 1/15/28 (Ireland)	2,260,000	2,384,300
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	2,420,000	2,450,831
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	1,650,000	1,650,000
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	730,000	753,725
Mercer International, Inc. 144A sr. unsec. notes 5.125%, 2/1/29 (Canada)	1,365,000	1,409,390

20 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Basic materials cont.
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	$1,100,000	$1,102,816
Novelis Corp. 144A company guaranty sr. unsec. bonds 5.875%, 9/30/26	4,033,000	4,205,612
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	1,575,000	1,653,750
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	890,000	883,325
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	1,695,000	1,682,288
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	1,535,000	1,604,413
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	2,695,000	2,802,800
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	2,525,000	2,585,095
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	1,695,000	1,736,189
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	2,345,000	2,456,692
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	2,570,000	2,701,713
Victors Merger Corp. 144A sr. unsec. notes 6.375%, 5/15/29	1,310,000	1,300,332
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes 4.875%, 6/15/27	1,650,000	1,736,625
		95,579,980
Broadcasting (3.4%)
Beasley Mezzanine Holdings LLC 144A company guaranty sr. notes 8.625%, 2/1/26	3,465,000	3,516,975
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	4,059,000	3,003,660
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	1,957,000	1,116,469
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	2,250,000	2,286,563
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	1,864,000	1,901,280
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	1,215,000	1,297,863
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	4,345,667	4,644,432
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	1,105,000	1,125,719
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	1,105,000	1,168,538
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	1,275,000	1,239,938
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	1,459,000	1,460,824
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	1,205,000	1,205,277
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	1,145,000	1,116,375
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	1,340,000	1,443,850
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	3,293,000	3,441,185
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	1,740,000	1,709,550
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	3,850,000	4,066,563

High Yield Fund 21

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Broadcasting cont.
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	$1,286,000	$1,414,999
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	2,400,000	2,595,000
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	1,150,000	1,166,560
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	1,805,000	1,911,567
		42,833,187
Building materials (1.3%)
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	2,395,000	2,446,972
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	1,100,000	1,084,875
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	1,391,000	1,436,208
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	1,685,000	1,722,913
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	860,000	909,450
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	855,000	811,566
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	2,259,858
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	230,000	238,840
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	2,925,000	3,063,938
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	1,620,000	1,705,050
		15,679,670
Capital goods (6.2%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 4.875%, 8/15/26	750,000	768,750
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	2,330,000	2,236,800
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	1,736,000	1,809,468
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	630,000	662,373
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	1,610,000	1,622,075
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	3,980,000	4,154,324
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	2,030,000	1,999,550
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	1,400,000	1,482,250
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	2,846,000	2,888,690
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	1,215,000	1,245,630
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	840,000	899,850
Crown Americas, LLC/Crown Americas Capital Corp. VI company guaranty sr. unsec. notes 4.75%, 2/1/26	1,000,000	1,036,635
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	1,555,000	1,508,350
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	452,000	436,153
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	1,215,000	1,278,788

22 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Capital goods cont.
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	$2,185,000	$2,447,200
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	690,000	702,938
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	2,940,000	3,189,900
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. notes 6.25%, 5/15/26	1,105,000	1,179,809
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	2,480,000	2,697,000
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	3,290,000	3,364,025
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	1,870,000	1,914,413
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	5,290,000	5,299,522
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	5,865,000	6,086,228
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	1,607,000	1,719,490
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	1,120,000	1,164,800
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	1,786,000	1,851,028
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	2,552,000	2,643,744
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	1,939,000	2,021,408
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	4,938,000	5,209,590
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	2,335,000	2,313,985
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	1,595,000	1,575,063
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	1,990,000	2,141,956
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	2,478,000	2,521,365
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	2,415,000	2,677,631
		76,750,781
Commercial and consumer services (2.4%)
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29	575,000	583,637
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 144A sr. notes 4.625%, 6/1/28 (Luxembourg)	1,050,000	1,051,365
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	1,100,000	1,098,625
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	1,640,000	1,625,552
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	2,375,000	2,383,906
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	2,847,000	3,138,818

High Yield Fund 23

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Commercial and consumer services cont.
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	$1,145,000	$1,332,494
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	1,573,000	1,767,659
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%, 3/1/26 (United Kingdom)	675,000	750,094
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	2,153,000	2,250,316
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes 4.875%, 9/15/27 R	1,266,000	1,308,728
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	1,130,000	1,084,518
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	2,245,000	2,322,453
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	2,790,000	3,264,300
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	2,310,000	2,412,795
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	3,055,000	3,055,611
		29,430,871
Communication services (8.5%)
Altice Financing SA 144A company guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	1,515,000	1,503,441
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (Luxembourg)	3,090,000	3,454,620
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (Luxembourg)	3,720,000	3,645,600
Altice France SA 144A company guaranty sr. notes 7.375%, 5/1/26 (France)	2,154,000	2,239,988
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	1,625,000	1,667,656
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	1,870,000	1,854,030
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	1,560,000	1,573,806
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	9,316,000	10,119,505
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	3,565,000	3,697,306
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	1,090,000	1,110,743
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.75%, 2/15/26	707,000	731,038
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	2,680,000	2,803,950
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	804,000	820,321
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,465,000	5,922,694
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	1,200,000	1,261,500
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	1,870,000	1,951,906
CSC Holdings, LLC 144A sr. unsec. bonds 4.625%, 12/1/30	1,250,000	1,211,125

24 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Communication services cont.
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	$3,050,000	$3,339,750
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	2,660,000	3,021,627
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	1,560,000	1,661,400
DISH DBS Corp. 144A company guaranty sr. unsec. notes 5.125%, 6/1/29	2,228,000	2,212,404
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	1,145,000	1,216,563
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	3,305,000	3,449,759
Intelsat Jackson Holdings SA 144A company guaranty sr. unsec. notes 8.50%, 10/15/24 (Luxembourg) (In default) †	1,000,000	592,700
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25 (Luxembourg) (In default) †	5,526,000	3,232,710
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	704,000	725,620
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	2,395,000	2,460,060
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	740,000	740,925
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	1,135,000	1,091,019
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	715,000	757,900
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	4,203,000	5,258,205
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	2,475,000	3,007,125
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	5,475,000	6,203,777
Sprint Corp. company guaranty sr. unsec. sub. notes 7.25%, 9/15/21	2,385,000	2,421,801
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	945,000	1,034,633
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	2,755,000	2,656,757
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	786,000	833,907
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	1,135,000	1,095,275
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	3,870,000	4,136,488
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 2/1/26	365,000	374,026
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	2,400,000	2,508,000
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)	2,080,000	2,071,248
Vodafone Group PLC jr. unsec. sub. FRB 7.00%, 4/4/79 (United Kingdom)	440,000	529,717
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	450,000	441,000
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%, 1/15/27 (Netherlands)	2,215,000	2,318,285
Ziggo BV 144A company guaranty sr. notes 5.50%, 1/15/27 (Netherlands)	1,105,000	1,145,056
		106,106,966

High Yield Fund 25

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.514%, perpetual maturity	$270,000	$259,686
		259,686
Consumer (0.7%)
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	3,787,000	3,943,403
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	1,075,000	1,134,125
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	2,175,000	2,115,166
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	1,460,000	1,489,200
		8,681,894
Consumer staples (6.8%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	1,475,000	1,428,906
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	1,548,000	1,560,105
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	3,205,000	3,205,000
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	675,000	703,485
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,745,000	2,841,075
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	2,010,000	2,215,201
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	3,352,000	3,414,850
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	200,000	214,500
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	710,000	746,856
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	760,000	777,100
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	2,210,000	2,244,255
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	5,172,000	5,315,575
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25	1,710,000	1,803,092
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	4,185,000	4,223,837
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	1,185,000	1,280,274
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 5.25%, 6/1/26	2,765,000	2,837,581
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	875,000	917,613
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	3,640,000	4,302,061
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	2,039,000	2,156,982
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.75%, 4/1/30	1,350,000	1,445,381

26 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	$1,640,000	$1,801,950
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	2,275,000	2,356,559
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	861,000	890,059
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	476,000	473,025
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	3,317,000	3,470,411
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	2,130,000	2,183,250
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	1,130,000	1,411,088
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	2,520,000	2,899,008
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	4,420,000	5,348,200
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	1,165,000	1,377,566
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	1,605,000	1,849,763
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	1,293,000	1,439,549
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	3,430,000	3,854,463
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	2,084,000	2,163,234
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	2,788,000	2,892,550
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	2,113,000	2,274,116
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	2,360,000	2,389,500
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	1,125,000	1,110,938
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	1,080,000	1,155,082
		84,974,040
Energy (oil field) (0.6%)
ChampionX corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	2,017,000	2,113,695
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	1,345,000	1,116,350
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	744,000	760,740
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	1,634,000	1,715,618
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	1,105,000	1,159,919
		6,866,322
Energy (other) (0.1%)
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	740,000	769,822
		769,822
Entertainment (1.3%)
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25	890,000	965,650
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 4.875%, 6/1/23	1,834,000	1,835,834
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	1,070,000	1,108,788
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	3,465,000	3,395,700

High Yield Fund 27

CORPORATE BONDS AND NOTES (85.6%)* cont.		Principal amount	Value
Entertainment cont.
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24		$910,000	$926,571
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		1,550,000	1,613,938
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		1,185,000	1,307,944
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27		1,940,000	2,007,900
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25		2,265,000	2,435,487
			15,597,812
Financials (8.6%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27		2,690,000	2,777,425
Allstate Corp. (The) unsec. sub. FRB 5.75%, 8/15/53		85,000	91,668
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31		4,963,000	7,015,957
Ally Financial, Inc. jr. unsec. sub. FRN 4.70%, perpetual maturity		600,000	616,500
Ally Financial, Inc. jr. unsec. sub. FRN 4.70%, perpetual maturity		200,000	201,750
American International Group, Inc. jr. unsec. sub. FRB 8.175%, 5/15/58		360,000	527,453
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29		2,710,000	2,764,200
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual maturity (France)		250,000	345,780
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	280,000	350,559
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRN 6.125%, perpetual maturity (Spain)		$600,000	640,302
Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN 9.00%, perpetual maturity (Brazil)		310,000	344,103
Banco Santander SA jr. unsec. sub. FRN 7.50%, perpetual maturity (Spain)		600,000	660,000
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity		640,000	719,200
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity		1,000,000	1,132,500
Bank of Nova Scotia (The) jr. unsec. sub. FRN 4.90%, perpetual maturity (Canada)		320,000	344,400
Barclays PLC jr. unsec. sub. FRN 8.00%, perpetual maturity (United Kingdom)		460,000	522,675
BNP Paribas SA 144A jr. unsec. sub. FRN 7.375%, perpetual maturity (France)		300,000	348,564
Charles Schwab Corp. (The) jr. unsec. sub. FRN 5.375%, perpetual maturity		310,000	342,085
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		1,370,000	1,548,100
Citigroup, Inc. jr. unsec. sub. FRN 4.00%, perpetual maturity		690,000	703,800
Citizens Financial Group, Inc. jr. unsec. sub. FRN 6.375%, perpetual maturity		320,000	342,400
Commerzbank AG FRB Ser. REGS, 7.00%, perpetual maturity (Germany)	EUR	600,000	649,909
Credit Agricole SA 144A jr. unsec. sub. FRN 6.875%, perpetual maturity (France)		$310,000	346,233

28 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Financials cont.
Credit Suisse Group AG 144A jr. unsec. sub. FRB 6.375%, perpetual maturity (Switzerland)	$560,000	$611,800
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	2,650,000	2,881,875
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)	800,000	840,000
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,360,000	1,361,919
Discover Financial Services jr. unsec. sub. FRN 6.125%, perpetual maturity	230,000	258,681
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	4,830,000	5,354,968
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	870,000	920,025
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes 5.25%, 5/1/25 R	1,905,000	1,940,719
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	2,043,000	2,124,720
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	1,631,000	1,672,982
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	820,000	925,436
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	675,000	697,781
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	1,320,000	1,333,200
Hartford Financial Services Group, Inc. (The) 144A jr. unsec. sub. FRB (BBA LIBOR USD 3 Month + 2.13%), 2.281%, 2/12/47	550,000	525,894
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	1,145,000	1,092,044
HSBC Holdings PLC jr. unsec. sub. FRN 6.50%, perpetual maturity (United Kingdom)	540,000	615,935
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	2,387,000	2,474,054
Huntington Bancshares, Inc. jr. unsec. sub. FRN 4.45%, perpetual maturity	250,000	267,194
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24	920,000	938,165
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	1,044,000	1,104,239
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	1,325,000	1,358,364
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A company guaranty sr. unsec. notes 5.25%, 5/15/27	490,000	501,638
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A company guaranty sr. unsec. notes 4.375%, 2/1/29	2,640,000	2,590,500
ING Groep NV jr. unsec. sub. FRN 5.75%, perpetual maturity (Netherlands)	540,000	594,335
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB 7.70%, perpetual maturity (Italy)	610,000	695,400
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	425,000	430,817
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	1,810,000	1,859,449
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	3,007,000	3,143,067
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	2,388,000	2,419,354
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	800,000	868,000

High Yield Fund 29

CORPORATE BONDS AND NOTES (85.6%)* cont.		Principal amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity		$532,000	$528,542
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%, perpetual maturity		1,000,000	1,058,216
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		1,515,000	1,541,513
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		2,245,000	2,200,100
Lloyds Banking Group PLC jr. unsec. sub. FRN 7.50%, perpetual maturity (United Kingdom)		600,000	694,872
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/29		1,390,000	1,381,313
MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		350,000	525,000
Morgan Stanley jr. unsec. sub. FRN 5.875%, perpetual maturity		760,000	865,450
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27		1,120,000	1,155,000
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		1,833,000	1,814,670
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30		690,000	665,850
OneMain Finance Corp. company guaranty sr. unsec. notes 4.00%, 9/15/30		1,160,000	1,122,532
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		2,065,000	2,168,250
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 2/15/29		585,000	567,450
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		3,520,000	3,657,597
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25		3,860,000	3,879,300
Prudential Financial, Inc. jr. unsec. sub. FRB 3.70%, 10/1/50		520,000	539,500
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%, perpetual maturity (United Kingdom)		590,000	694,725
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)		1,865,000	1,909,294
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)		570,000	593,029
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26		1,090,000	1,268,488
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28		1,185,000	1,344,738
Springleaf Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		2,295,000	2,441,306
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		3,010,000	3,138,828
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 2.188%, perpetual maturity (Netherlands)	EUR	220,000	350,104
Swiss Re Finance Luxembourg SA 144A company guaranty unsec. sub. FRB 5.00%, 4/2/49 (Luxembourg)		$400,000	451,380
Truist Financial Corp. jr. unsec. sub. FRN 5.125%, perpetual maturity		570,000	607,050

30 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Financials cont.
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	$510,000	$579,901
UniCredit SpA jr. unsec. sub. FRN 8.00%, perpetual maturity (Italy)	460,000	509,967
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	1,952,000	1,981,280
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	470,000	522,288
		106,495,651
Gaming and lottery (2.4%)
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	1,105,000	1,129,642
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	1,635,000	1,651,841
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	1,060,000	1,166,000
Caesars Entertainment, Inc. 144A sr. notes 6.25%, 7/1/25	3,600,000	3,798,000
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr. unsec. notes 5.25%, 10/15/25	4,480,000	4,524,800
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	2,890,000	2,999,444
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	3,545,000	3,926,088
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	1,030,000	1,113,688
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	2,250,000	2,274,728
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	2,998,000	3,170,385
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	2,760,000	2,859,001
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	665,000	714,902
		29,328,519
Health care (7.6%)
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	3,120,000	2,921,100
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	2,780,000	2,974,600
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	2,090,000	2,157,925
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28	1,045,000	1,071,125
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	1,645,000	1,607,988
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25	4,525,000	4,620,025
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	910,000	834,925
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes 7.00%, 3/15/24	960,000	979,853
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	1,835,000	1,848,763
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	1,025,000	1,025,000
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	4,840,000	5,239,300
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	1,689,000	1,759,431
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	662,000	689,605
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	2,230,000	2,271,813

High Yield Fund 31

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Health care cont.
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	$1,015,000	$1,017,538
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	1,115,000	1,195,838
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	225,000	235,125
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	905,000	947,988
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	1,675,000	1,607,481
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	2,345,000	2,394,831
CHS/Community Health Systems, Inc. 144A sr. notes 6.625%, 2/15/25	2,265,000	2,383,913
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	3,850,000	4,427,500
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty notes 9.50%, 7/31/27 (Ireland)	699,000	711,233
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	963,000	670,874
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	905,000	890,294
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	1,065,000	1,094,288
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	2,325,000	2,630,156
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	2,005,000	2,060,539
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	3,987,000	4,100,550
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	3,291,000	3,282,773
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	3,480,000	3,514,800
Organon Finance 1, LLC 144A sr. unsec. notes 5.125%, 4/30/31	985,000	1,011,615
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	531,000	568,863
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	2,610,000	2,629,236
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	3,210,000	3,474,504
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	1,850,000	1,796,683
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,150,000	1,171,965
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	1,395,000	1,413,833
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25	550,000	589,665
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	4,410,000	4,604,702
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	4,390,000	4,532,675
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	2,750,000	2,750,000
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	955,000	1,042,153

32 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Health care cont.
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	$4,505,000	$4,891,079
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,240,000	1,309,862
		94,954,009
Homebuilding (1.0%)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	2,300,000	2,305,750
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	3,070,000	3,200,475
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	1,340,000	1,343,350
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	1,678,000	2,376,468
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	2,045,000	2,137,454
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	455,000	486,850
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	1,070,000	1,183,688
		13,034,035
Leisure (0.5%)
MajorDrive Holdings IV LLC 144A sr. unsec. notes 6.375%, 6/1/29 ##	5,900,000	5,849,260
		5,849,260
Lodging/Tourism (0.6%)
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	2,138,000	2,319,730
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	2,545,000	2,651,076
MGM Resorts International company guaranty sr. unsec. notes 6.00%, 3/15/23	425,000	453,486
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	2,680,000	2,626,400
		8,050,692
Media (0.7%)
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	3,180,000	3,295,275
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,664,000	1,709,760
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	1,730,000	1,829,475
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	1,220,000	1,221,769
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	1,220,000	1,218,536
		9,274,815
Oil and gas (10.6%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	1,275,000	1,413,471
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	1,000,000	1,126,895

High Yield Fund 33

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Oil and gas cont.
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	$1,245,000	$1,369,500
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	1,145,000	1,145,716
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	1,236,000	1,275,515
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	680,000	714,000
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	3,198,000	3,280,604
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)	1,580,000	1,532,600
BP Capital Markets PLC company guaranty unsec. sub. FRN 4.875%, perpetual maturity (United Kingdom)	490,000	526,260
Callon Petroleum Co. company guaranty sr. unsec. unsub. notes 6.25%, 4/15/23	4,080,000	3,853,152
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	1,160,000	1,220,819
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	1,620,000	1,619,352
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	2,495,000	2,420,150
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	3,345,000	3,452,709
Comstock Resources, Inc. company guaranty sr. unsec. sub. notes 9.75%, 8/15/26	1,305,000	1,419,710
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	691,000	715,185
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	370,000	386,724
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	1,155,000	1,253,175
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	2,575,000	2,793,875
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	225,000	234,900
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	3,148,000	3,694,272
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	1,990,000	2,046,854
DCP Midstream LP jr. unsec. sub. FRN 7.375%, perpetual maturity	226,000	216,395
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	1,110,000	1,215,450
DCP Midstream Operating LP company guaranty sr. unsec. sub. notes 5.125%, 5/15/29	610,000	657,519
DCP Midstream Operating LP company guaranty sr. unsec. unsub. notes 5.375%, 7/15/25	70,000	76,678
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	3,143,000	3,669,453
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	1,665,000	2,296,821
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	1,170,000	1,626,300
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	917,000	1,107,303
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	920,000	923,450
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	690,000	693,450
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	2,824,000	2,824,621

34 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Oil and gas cont.
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	$4,340,000	$4,589,897
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	2,400,000	2,544,360
EnLink Midstream Partners LP jr. unsec. sub. FRN 6.00%, perpetual maturity	500,000	376,860
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	2,970,000	3,091,622
EQT Corp. sr. unsec. notes 8.50%, 2/1/30	1,280,000	1,664,000
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	225,000	249,748
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	335,000	361,800
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	1,065,000	1,117,398
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	5,025,000	5,209,217
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds 6.00%, 2/1/31	570,000	589,813
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5.75%, 2/1/29	570,000	585,191
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	2,494,000	2,556,350
Indigo Natural Resources, LLC 144A sr. unsec. notes 5.375%, 2/1/29	4,030,000	4,041,002
MEG Energy Corp. 144A company guaranty sr. unsec. notes 5.875%, 2/1/29 (Canada)	285,000	294,975
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	2,867,000	2,963,761
MPLX LP jr. unsec. sub. FRN 6.875%, perpetual maturity	260,000	261,950
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	1,673,000	1,721,099
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	1,145,000	1,163,606
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	1,465,000	1,678,773
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	580,000	643,307
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	2,919,000	3,079,545
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	3,823,000	4,306,304
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	475,000	628,650
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	1,701,000	2,267,229
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	490,000	642,802
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	855,000	1,164,623
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	1,855,000	1,907,163
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%, 11/15/24 (Canada)	893,000	871,782
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	3,250,000	3,270,313
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	1,590,000	1,653,600
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	990,000	992,237

High Yield Fund 35

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Oil and gas cont.
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	$2,228,000	$2,155,590
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	975,000	973,050
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	248,000	246,760
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	925,000	1,048,233
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 10/1/25	565,000	614,438
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	2,000,000	2,040,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	2,529,000	2,547,968
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	705,000	782,589
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	1,290,000	1,398,038
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	665,000	718,466
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,000,000	1,044,990
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.50%, 9/15/79 (Canada)	320,000	347,600
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	1,090,400	1,082,222
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	1,692,000	1,645,470
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	1,430,000	1,421,063
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	965,000	1,003,600
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,288,000	1,343,642
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	1,266,000	1,354,873
		131,060,447
Publishing (0.9%)
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	2,730,000	2,774,363
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	3,877,000	4,051,465
Meredith Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/1/25	1,110,000	1,194,638
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	2,875,000	2,900,156
		10,920,622
Retail (1.2%)
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	1,665,000	1,727,438
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	1,186,000	1,409,703
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	2,557,000	2,950,139
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	480,000	611,592
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	1,030,000	1,177,290
PetSmart Inc/PetSmart Finance Corp. 144A company guaranty sr. notes 4.75%, 2/15/28	1,180,000	1,222,008

36 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Retail cont.
PetSmart Inc/PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29	$1,815,000	$1,996,790
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 9/1/26	2,474,000	2,529,665
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 6.375%, 5/15/25	1,400,000	1,489,250
		15,113,875
Technology (5.3%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	2,515,000	2,546,438
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	865,000	849,863
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	335,000	342,538
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	2,137,000	2,262,549
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	1,755,000	1,726,481
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	1,225,000	1,313,935
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	1,820,000	1,913,785
BY Crown Parent LLC/BY Bond Finance, Inc. 144A company guaranty sr. notes 4.25%, 1/31/26	840,000	877,682
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	1,005,000	1,055,753
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	1,654,000	1,765,645
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	1,945,000	1,908,531
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. notes 6.02%, 6/15/26	2,508,000	2,994,624
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	563,000	574,260
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes 8.50%, 4/15/24	2,405,000	2,465,125
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	1,065,000	1,180,819
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	2,357,000	2,380,594
Microchip Technology, Inc. 144A company guaranty sr. unsec. notes 4.25%, 9/1/25	2,347,000	2,465,737
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	1,675,000	1,689,656
ON Semiconductor Corp. 144A company guaranty sr. unsec. notes 3.875%, 9/1/28	1,095,000	1,111,425
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	3,000,000	2,855,295
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	1,827,000	1,858,077
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	4,050,000	3,943,688
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes 10.50%, 3/1/24	2,698,000	2,770,846
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes 5.50%, 9/30/27	4,631,000	4,897,283
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	935,000	987,594

High Yield Fund 37

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Technology cont.
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr. unsec. notes 6.75%, 6/1/25	$6,853,000	$6,977,039
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	1,705,000	1,685,819
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	1,200,000	1,219,332
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	2,270,000	2,283,302
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	1,265,000	1,406,984
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	3,605,000	3,523,888
		65,834,587
Textiles (0.6%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	935,000	986,163
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 5/15/26	1,155,000	1,236,416
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	2,165,000	2,297,606
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	2,705,000	2,663,722
		7,183,907
Toys (0.2%)
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	1,695,000	1,735,205
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	460,000	477,825
		2,213,030
Transportation (1.4%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	2,255,000	2,417,811
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	2,255,000	2,373,388
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	3,295,000	3,599,788
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	890,000	919,499
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	890,000	922,263
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	6,255,000	6,614,663
		16,847,412
Utilities and power (2.9%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	1,088,000	1,055,306
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	922,000	935,830
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	890,000	890,000
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,223,000	1,256,608
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	3,345,000	3,382,631
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	455,000	441,305
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	225,000	219,375
CenterPoint Energy, Inc. jr. unsec. sub. FRN 6.125%, perpetual maturity	330,000	352,275

38 High Yield Fund

CORPORATE BONDS AND NOTES (85.6%)* cont.	Principal amount	Value
Utilities and power cont.
Colorado Interstate Gas Co., LLC company guaranty sr. unsec. notes 6.85%, 6/15/37	$4,677,000	$5,984,582
Dominion Energy, Inc. jr. unsec. sub. FRN 4.65%, perpetual maturity	320,000	337,200
Duke Energy Corp. jr. unsec. sub. FRN 4.875%, perpetual maturity	330,000	350,295
Electricite De France SA 144A jr. unsec. sub. FRN 5.625%, perpetual maturity (France)	240,000	256,817
Emera, Inc. jr. unsec. sub. FRB 6.75%, 6/15/76 (Canada)	450,000	517,865
Enbridge, Inc. unsec. sub. FRB 6.00%, 1/15/77 (Canada)	320,000	345,600
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	6,451,000	6,241,343
Energy Transfer LP jr. unsec. sub. FRN 6.25%, perpetual maturity	330,000	289,621
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec. sub. FRB 5.65%, 5/1/79	450,000	524,009
NiSource, Inc. jr. unsec. sub. FRN 5.65%, perpetual maturity	500,000	523,750
NRG Energy, Inc. company guaranty sr. unsec. notes 7.25%, 5/15/26	1,840,000	1,906,700
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	585,000	607,406
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	983,000	1,032,150
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	2,215,000	2,267,523
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	600,000	616,571
Southern Co. (The) jr. unsec. sub. FRB 3.75%, 9/15/51	500,000	507,905
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. escrow company guaranty sr. notes 11.50%, 10/1/21 F	1,345,000	336
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	1,330,000	1,379,875
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	3,590,000	3,706,468
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	1,430,000	1,460,388
		37,389,734
Total corporate bonds and notes (cost $1,029,189,696)		$1,063,201,840

SENIOR LOANS (8.3%)*c	Principal amount	Value
Basic materials (1.6%)
Acproducts Holdings, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.25%), 4.75%, 6/30/28	$495,000	$492,937
Alpha 3 BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/18/28	1,325,000	1,318,706
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	3,742,000	3,733,423
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.185%, 9/6/24	1,825,888	1,817,044
Herens US Holdco Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.00%), 4.75%, 4/30/28	160,000	159,850
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/9/26	1,485,000	1,482,216
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	2,660,000	2,646,700

High Yield Fund 39

SENIOR LOANS (8.3%)*c cont.	Principal amount	Value
Basic materials cont.
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.635%, 6/26/26	$1,537,364	$1,533,521
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.135%, 6/26/25	3,943,207	3,939,685
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (1 Month US LIBOR + 2.75%), 2.848%, 10/1/25	1,792,638	1,776,580
TMS International Corp./DE bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 8/14/24	688,275	685,694
		19,586,356
Capital goods (0.9%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.593%, 4/1/28	1,055,000	1,056,319
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.385%, 4/3/24	2,144,018	2,088,887
Clarios Global LP bank term loan FRN Ser. B, (1 Month US LIBOR + 3.25%), 3.343%, 4/30/26	1,528,023	1,518,949
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 3/29/25	1,298,475	1,298,475
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.267%, 3/28/25	2,464,691	2,416,768
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 2.75%), 2.86%, 3/2/27	2,331,735	2,321,326
		10,700,724
Communication services (0.1%)
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR + 3.00%), 3.093%, 3/9/27	1,131,303	1,122,111
		1,122,111
Consumer cyclicals (2.3%)
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.107%, 4/22/26	2,157,010	1,976,361
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	1,726,325	1,727,836
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 3.50%), 3.685%, 8/21/26	3,171,700	3,070,206
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	1,280,253	1,279,293
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	2,063,729	2,058,200
Golden Nugget, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 12.00%), 13.00%, 10/4/23	635,000	704,850
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 5/1/26	1,558,225	1,541,345
iHeartCommunications, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR + 3.00%), 3.093%, 5/1/26	972,688	962,231
MajorDrive Holdings IV, LLC bank term loan FRN (1 Month US LIBOR + 4.00%), 4.50%, 5/12/28	3,865,000	3,868,625
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.593%, 11/6/24	4,859,068	4,856,031
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	1,915,000	1,646,900

40 High Yield Fund

SENIOR LOANS (8.3%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	$1,311,945	$1,260,560
Terrier Media Buyer, Inc. bank term loan FRN (1 Month US LIBOR + 3.50%), 3.594%, 12/17/26	1,910,861	1,901,307
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	1,223,660	1,223,660
		28,077,405
Consumer staples (0.3%)
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	3,258,770	3,179,745
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	812,963	811,133
		3,990,878
Energy (0.4%)
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (1 Month US LIBOR + 3.75%), 4.25%, 5/27/28	2,740,000	2,726,300
ChampionX Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 5.00%), 6.00%, 6/3/27	2,762,375	2,814,170
		5,540,470
Financials (0.1%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	1,283,783	1,283,682
		1,283,682
Health care (1.4%)
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	4,408,950	4,424,566
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (1 Month US LIBOR + 3.50%), 4.00%, 4/22/28 (Luxembourg)	4,865,000	4,885,851
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/7/27	2,655,000	2,663,297
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.108%, 6/30/25	1,959,161	1,959,161
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.25%), 9.25%, 4/29/25	3,151,317	3,182,830
		17,115,705
Technology (1.0%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	3,157,089	3,147,222
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	1,145,000	1,175,915
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	1,845,725	1,843,418
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 10/8/27	1,690,763	1,693,933
Rocket Software, Inc. bank term loan FRN (1 Month US LIBOR + 4.25%), 4.75%, 11/28/25	1,155,000	1,132,189
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 6.75%), 7.50%, 5/3/27	785,000	805,606
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 5/3/26	2,442,740	2,445,794
		12,244,077

High Yield Fund 41

SENIOR LOANS (8.3%)*c cont.	Principal amount	Value
Transportation (0.2%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 3/24/28	$1,055,000	$1,086,839
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/14/28	2,230,000	2,246,725
		3,333,564
Total senior loans (cost $102,293,353)		$102,994,972

COMMON STOCKS (1.3%)*	Shares	Value
Advanz Pharma Corp., Ltd. (Canada) †	15,824	$272,331
Altice USA, Inc. Class A †	54,455	1,963,647
General Motors Co. †	23,615	1,400,606
iHeartMedia, Inc. Class A †	72,259	1,677,131
MWO Holdings, LLC (Units) F	918	2,341
Oasis Petroleum, Inc.	40,642	3,601,288
Ortho Clinical Diagnostics Holdings PLC †	90,637	1,862,590
PulteGroup, Inc.	38,090	2,201,221
Sirius XM Holdings, Inc.	301,180	1,882,375
Stearns Holdings, LLC Class B F	181,057	405,568
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	115,049
Tribune Media Co. Class 1C	297,958	29,796
Vistra Corp.	66,795	1,080,075
Total common stocks (cost $18,361,603)		$16,494,018

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value
Aptiv PLC $5.50 cv. pfd.	6,945	$1,176,483
Becton Dickinson and Co. $3.00 cv. pfd.	2,500	136,250
Broadcom, Inc. 8.00% cv. pfd.	1,800	2,737,584
Danaher Corp. 5.00% cv. pfd.	110	156,519
Danaher Corp. 4.75% cv. pfd.	1,715	2,970,243
DTE Energy Co. $3.13 cv. pfd.	2,100	107,205
Elanco Animal Health, Inc. $2.50 cv. pfd.	1,800	97,542
KKR & Co., Inc. $3.00 cv. pfd.	35,758	2,633,219
PG&E Corp. $5.50 cv. pfd.	19,455	1,961,259
QTS Realty Trust, Inc. Ser. B, $6.50 cv. pfd.	700	100,051
Southern Co. (The) $3.38 cv. pfd.	2,000	103,720
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	1,361	1,678,086
Total convertible preferred stocks (cost $11,733,154)		$13,858,161

CONVERTIBLE BONDS AND NOTES (1.1%)*	Principal amount	Value
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	$90,000	$103,140
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	70,000	111,650
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	70,000	69,338
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 6/15/26	120,000	130,575
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	1,313,000	1,355,016
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	7,000	8,050
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	100,000	110,250

42 High Yield Fund

CONVERTIBLE BONDS AND NOTES (1.1%)* cont.	Principal amount	Value
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	$2,105,000	$1,849,769
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	60,000	66,264
Microchip Technology, Inc. cv. sr. unsec. sub. notes 1.625%, 2/15/27	1,370,000	3,186,072
Middleby Corp. (The) 144A cv. sr. unsec. unsub. notes 1.00%, 9/1/25	70,000	97,440
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	2,830,000	2,193,250
Okta, Inc. 144A cv. sr. unsec. notes 0.375%, 6/15/26	110,000	128,906
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	1,747,000	1,829,983
Palo Alto Networks, Inc. 144A cv. sr. unsec. notes 0.375%, 6/1/25	120,000	160,980
Redfin Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/27	100,000	94,800
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	100,000	97,938
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes 4.25%, 6/15/23	70,000	102,060
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes zero %, 12/15/25	80,000	108,004
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25 (Canada)	60,000	72,075
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25	90,000	99,900
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%, 6/15/27	924,000	847,770
Square, Inc. 144A cv. sr. unsec. sub. notes 0.25%, 11/1/27	90,000	101,194
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	100,000	105,375
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	80,000	73,500
Wix.com, Ltd. 144A cv. sr. unsec. notes zero %, 8/15/25 (Israel)	30,000	30,019
Zendesk, Inc. 144A cv. sr. unsec. notes 0.625%, 6/15/25	70,000	98,217
Zynga, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26	100,000	107,750
Total convertible bonds and notes (cost $11,609,535)		$13,339,285

SHORT-TERM INVESTMENTS (3.7%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	46,221,624	$46,221,624
U.S. Treasury Bills 0.033%, 6/1/21		$200,000	200,000
Total short-term investments (cost $46,421,624)			$46,421,624

TOTAL INVESTMENTS
Total investments (cost $1,219,608,965)	$1,256,309,900

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

High Yield Fund 43

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,241,839,181.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $14,468 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.05%, 0.09% and 0.13%, respectively, as of the close of the reporting period.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $1,127,364) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Euro	Sell	6/16/21	$1,146,239	$1,127,364	$(18,875)
Unrealized appreciation						—
Unrealized (depreciation)						(18,875)
Total						$(18,875)
* The exchange currency for all contracts listed is the United States Dollar.

44 High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,963,647	$—	$—
Consumer cyclicals	7,161,333	29,796	—
Energy	3,601,288	—	2,341
Financials	—	405,568	—
Health care	2,134,921	—	—
Utilities and power	1,080,075	115,049	—
Total common stocks	15,941,264	550,413	2,341
Convertible bonds and notes	—	13,339,285	—
Convertible preferred stocks	5,009,819	8,848,342	—
Corporate bonds and notes	—	1,063,201,504	336
Senior loans	—	102,994,972	—
Short-term investments	—	46,421,624	—
Totals by level	$20,951,083	$1,235,356,140	$2,677

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(18,875)	$—
Totals by level	$—	$(18,875)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 45

Statement of assets and liabilities 5/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,173,387,341)	$1,210,088,276
Affiliated issuers (identified cost $46,221,624) (Notes 1 and 5)	46,221,624
Cash	498,795
Dividends, interest and other receivables	16,536,345
Receivable for shares of the fund sold	773,257
Receivable for investments sold	1,851,346
Receivable for sales of delayed delivery securities (Note 1)	657,875
Prepaid assets	72,560
Total assets	1,276,700,078

LIABILITIES
Payable for investments purchased	25,316,731
Payable for purchases of delayed delivery securities (Note 1)	6,555,000
Payable for shares of the fund repurchased	660,403
Payable for compensation of Manager (Note 2)	579,364
Payable for custodian fees (Note 2)	13,965
Payable for investor servicing fees (Note 2)	302,217
Payable for Trustee compensation and expenses (Note 2)	749,495
Payable for administrative services (Note 2)	3,704
Payable for distribution fees (Note 2)	405,310
Unrealized depreciation on forward currency contracts (Note 1)	18,875
Other accrued expenses	255,833
Total liabilities	34,860,897

Net assets	$1,241,839,181

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,304,446,120
Total distributable earnings (Note 1)	(62,606,939)
Total — Representing net assets applicable to capital shares outstanding	$1,241,839,181

(Continued on next page)

46 High Yield Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($843,723,893 divided by 141,915,581 shares)	$5.95
Offering price per class A share (100/96.00 of $5.95)*	$6.20
Net asset value and offering price per class B share ($4,133,976 divided by 717,358 shares)**	$5.76
Net asset value and offering price per class C share ($13,798,946 divided by 2,407,678 shares)**	$5.73
Net asset value and redemption price per class M share
($55,215,488 divided by 9,337,919 shares)	$5.91
Offering price per class M share (100/96.75 of $5.91)†	$6.11
Net asset value, offering price and redemption price per class R share
($17,517,061 divided by 2,964,021 shares)	$5.91
Net asset value, offering price and redemption price per class R6 share
($18,001,433 divided by 2,860,735 shares)	$6.29
Net asset value, offering price and redemption price per class Y share
($289,448,384 divided by 45,858,767 shares)	$6.31

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 47

Statement of operations Six months ended 5/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $26,842 from investments in affiliated issuers) (Note 5)	$32,650,232
Dividends	444,423
Total investment income	33,094,655

EXPENSES
Compensation of Manager (Note 2)	3,449,105
Investor servicing fees (Note 2)	973,228
Custodian fees (Note 2)	11,024
Trustee compensation and expenses (Note 2)	28,586
Distribution fees (Note 2)	1,339,062
Administrative services (Note 2)	21,498
Other	275,163
Total expenses	6,097,666
Expense reduction (Note 2)	(1,292)
Net expenses	6,096,374

Net investment income	26,998,281

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	20,529,236
Foreign currency transactions (Note 1)	25,269
Forward currency contracts (Note 1)	80,430
Total net realized gain	20,634,935
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,253,164)
Assets and liabilities in foreign currencies	(1,123)
Forward currency contracts	(46,834)
Total change in net unrealized depreciation	(1,301,121)

Net gain on investments	19,333,814

Net increase in net assets resulting from operations	$46,332,095

The accompanying notes are an integral part of these financial statements.

48 High Yield Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 5/31/21*	Year ended 11/30/20
Operations
Net investment income	$26,998,281	$58,939,107
Net realized gain (loss) on investments
and foreign currency transactions	20,634,935	(16,349,392)
Change in net unrealized appreciation/(depreciation)
of investments and assets and liabilities
in foreign currencies	(1,301,121)	22,510,032
Net increase in net assets resulting from operations	46,332,095	65,099,747
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(17,841,032)	(41,739,328)
Class B	(88,338)	(318,631)
Class C	(306,792)	(1,061,708)
Class M	(1,131,532)	(2,551,827)
Class R	(360,211)	(859,650)
Class R6	(372,497)	(749,683)
Class Y	(6,253,561)	(13,517,208)
Decrease from capital share transactions (Note 4)	(39,599,052)	(100,511,526)
Total decrease in net assets	(19,620,920)	(96,209,814)

NET ASSETS
Beginning of period	1,261,460,101	1,357,669,915
End of period	$1,241,839,181	$1,261,460,101

*Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 49

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
May 31, 2021**	$5.85	.13	.10	.23	(.13)	(.13)	$5.95	3.90*	$843,724	.51*	2.14*	33*
November 30, 2020	5.82	.26	.04	.30	(.27)	(.27)	5.85	5.57	839,550	1.03	4.66	46
November 30, 2019	5.59	.28	.24	.52	(.29)	(.29)	5.82	9.46	896,789	1.02	4.94	37
November 30, 2018	5.93	.30	(.35)	(.05)	(.29)	(.29)	5.59	(.94)	898,320	1.03	5.20	33
November 30, 2017	5.78	.30	.16	.46	(.31)	(.31)	5.93	8.11	1,054,712	1.04[d]	5.12	47
Class B
May 31, 2021**	$5.68	.10	.08	.18	(.10)	(.10)	$5.76	3.26*	$4,134	.88*	1.76*	33*
November 30, 2020	5.65	.22	.04	.26	(.23)	(.23)	5.68	4.95	5,637	1.78	3.94	46
November 30, 2019	5.43	.24	.23	.47	(.25)	(.25)	5.65	8.73	10,087	1.77	4.22	37
November 30, 2018	5.77	.25	(.35)	(.10)	(.24)	(.24)	5.43	(1.74)	14,151	1.78	4.46	33
November 30, 2017	5.63	.25	.15	.40	(.26)	(.26)	5.77	7.30	21,868	1.79[d]	4.41	47
Class C
May 31, 2021**	$5.65	.10	.09	.19	(.11)	(.11)	$5.73	3.30*	$13,799	.88*	1.77*	33*
November 30, 2020	5.62	.21	.05	.26	(.23)	(.23)	5.65	4.99	20,415	1.78	3.92	46
November 30, 2019	5.41	.23	.23	.46	(.25)	(.25)	5.62	8.58	30,768	1.77	4.22	37
November 30, 2018	5.74	.25	(.33)	(.08)	(.25)	(.25)	5.41	(1.55)	37,341	1.78	4.46	33
November 30, 2017	5.61	.25	.15	.40	(.27)	(.27)	5.74	7.18	56,274	1.79[d]	4.37	47
Class M
May 31, 2021**	$5.82	.12	.09	.21	(.12)	(.12)	$5.91	3.64*	$55,215	.63*	2.01*	33*
November 30, 2020	5.79	.25	.04	.29	(.26)	(.26)	5.82	5.37	55,549	1.28	4.41	46
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	59,320	1.27	4.67	37
November 30, 2018	5.91	.29	(.36)	(.07)	(.28)	(.28)	5.56	(1.32)	79,376	1.28	4.96	33
November 30, 2017	5.76	.29	.16	.45	(.30)	(.30)	5.91	7.90	89,239	1.29[d]	4.94	47
Class R
May 31, 2021**	$5.82	.12	.09	.21	(.12)	(.12)	$5.91	3.64*	$17,517	.63*	2.01*	33*
November 30, 2020	5.79	.25	.04	.29	(.26)	(.26)	5.82	5.35	17,059	1.28	4.42	46
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	23,954	1.27	4.69	37
November 30, 2018	5.90	.29	(.35)	(.06)	(.28)	(.28)	5.56	(1.15)	27,080	1.28	4.95	33
November 30, 2017	5.76	.29	.15	.44	(.30)	(.30)	5.90	7.74	28,817	1.29[d]	4.93	47
Class R6
May 31, 2021**	$6.19	.15	.09	.24	(.14)	(.14)	$6.29	3.88*	$18,001	.33*	2.32*	33*
November 30, 2020	6.14	.30	.05	.35	(.30)	(.30)	6.19	6.04	16,039.67		5.02	46
November 30, 2019	5.88	.32	.25	.57	(.31)	(.31)	6.14	9.94	15,255.66		5.27	37
November 30, 2018 †	6.07	.18	(.21)	(.03)	(.16)	(.16)	5.88	(.60)*	13,611	.35*	2.95*	33

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50 High Yield Fund	High Yield Fund 51

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
May 31, 2021**	$6.21	.14	.09	.23	(.13)	(.13)	$6.31	3.77*	$289,448	.38*	2.26*	33*
November 30, 2020	6.15	.29	.06	.35	(.29)	(.29)	6.21	5.98	307,210.78		4.91	46
November 30, 2019	5.88	.31	.26	.57	(.30)	(.30)	6.15	9.89	321,497.77		5.16	37
November 30, 2018	6.22	.33	(.37)	(.04)	(.30)	(.30)	5.88	(.71)	247,593.78		5.46	33
November 30, 2017	6.05	.33	.16	.49	(.32)	(.32)	6.22	8.28	355,378	.79[d]	5.37	47

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

52 High Yield Fund	High Yield Fund 53

Notes to financial statements 5/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2020 through May 31, 2021.

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class M, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

54 High Yield Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

High Yield Fund 55

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

56 High Yield Fund

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $18,875 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,002,354	$119,228,157	$128,230,511

The aggregate identified cost on a tax basis is $1,219,295,354, resulting in gross unrealized appreciation and depreciation of $53,280,367 and $16,284,696, respectively, or net unrealized appreciation of $36,995,671.

High Yield Fund 57

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.276% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

58 High Yield Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$659,008	Class R	13,874
Class B	3,877	Class R6	4,224
Class C	13,338	Class Y	235,329
Class M	43,578	Total	$973,228

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,292 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $811, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,047,524
Class B	1.00%	1.00%	24,599
Class C	1.00%	1.00%	84,318
Class M	1.00%	0.50%	138,541
Class R	1.00%	0.50%	44,080
Total			$1,339,062

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $33,058 and $0 from the sale of class A and class M shares, respectively, and received $792 and $37 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $241 on class A redemptions.

High Yield Fund 59

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$426,065,141	$395,378,861
U.S. government securities (Long-term)	—	—
Total	$426,065,141	$395,378,861

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	16,957,416	$100,432,184	35,431,385	$199,500,217
Shares issued in connection with
reinvestment of distributions	2,705,209	15,987,431	6,739,814	37,434,061
	19,662,625	116,419,615	42,171,199	236,934,278
Shares repurchased	(21,152,283)	(125,322,341)	(52,926,381)	(295,392,995)
Net decrease	(1,489,658)	$(8,902,726)	(10,755,182)	$(58,458,717)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	12,289	$70,093	47,403	$248,356
Shares issued in connection with
reinvestment of distributions	14,119	80,893	54,869	295,691
	26,408	150,986	102,272	544,047
Shares repurchased	(301,883)	(1,735,026)	(894,616)	(4,836,499)
Net decrease	(275,475)	$(1,584,040)	(792,344)	$(4,292,452)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	297,195	$1,698,404	3,256,270	$17,505,687
Shares issued in connection with
reinvestment of distributions	51,633	294,369	183,482	986,956
	348,828	1,992,773	3,439,752	18,492,643
Shares repurchased	(1,555,410)	(8,861,600)	(5,298,863)	(28,625,602)
Net decrease	(1,206,582)	$(6,868,827)	(1,859,111)	$(10,132,959)

60 High Yield Fund

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class M	Shares	Amount	Shares	Amount
Shares sold	1,600	$9,378	20,000	$110,600
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	1,600	9,378	20,000	110,600
Shares repurchased	(200,658)	(1,180,982)	(727,383)	(4,175,042)
Net decrease	(199,058)	$(1,171,604)	(707,383)	$(4,064,442)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	440,359	$2,591,152	927,330	$5,228,186
Shares issued in connection with
reinvestment of distributions	61,145	359,425	155,168	857,343
	501,504	2,950,577	1,082,498	6,085,529
Shares repurchased	(467,723)	(2,756,133)	(2,291,378)	(12,816,981)
Net increase (decrease)	33,781	$194,444	(1,208,880)	$(6,731,452)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	410,213	$2,573,424	677,403	$4,022,188
Shares issued in connection with
reinvestment of distributions	59,552	372,497	127,736	749,683
	469,765	2,945,921	805,139	4,771,871
Shares repurchased	(200,281)	(1,254,023)	(699,531)	(4,071,296)
Net increase	269,484	$1,691,898	105,608	$700,575

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	11,953,107	$75,010,387	34,894,135	$205,885,439
Shares issued in connection with
reinvestment of distributions	990,911	6,214,612	2,272,762	13,404,198
	12,944,018	81,224,999	37,166,897	219,289,637
Shares repurchased	(16,588,617)	(104,183,196)	(39,963,797)	(236,821,716)
Net increase (decrease)	(3,644,599)	$(22,958,197)	(2,796,900)	$(17,352,079)

High Yield Fund 61

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/20	cost	proceeds	income	of 5/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$81,311,927	$202,291,610	$237,381,913	$26,842	$46,221,624
Total Short-term
investments	$81,311,927	$202,291,610	$237,381,913	$26,842	$46,221,624

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

62 High Yield Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$6,300,000
Warrants (number of warrants)	110,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$—	Payables	$18,875
Total		$—		$18,875

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$80,430	$80,430
Total	$80,430	$80,430

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(46,834)	$(46,834)
Equity contracts	36,555	—	36,555
Total	$36,555	$(46,834)	$(10,279)

High Yield Fund 63

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	State Street Bank
	and Trust Co.	Total
Assets:
Forward currency contracts#	$—	$—
Total Assets	$—	$—
Liabilities:
Forward currency contracts#	18,875	18,875
Total Liabilities	$18,875	$18,875
Total Financial and Derivative Net Assets	$(18,875)	$(18,875)
Total collateral received (pledged)†##	$—
Net amount	$(18,875)
Controlled collateral received (including TBA
commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

64 High Yield Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

High Yield Fund 65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

66 High Yield Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

High Yield Fund 67

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President, Assistant
	President	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Stephen J. Tate
	Governance, Assistant Clerk,	Vice President and
	and Assistant Treasurer	Chief Legal Officer

	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

68 High Yield Fund

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2021